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                                   FIRST AMENDMENT
                                          TO
                                 CERTIFICATE OF TRUST
                                          OF
                             PRUDENTIAL REAL ESTATE FUND

     This First Amendment to the Certificate of Trust (the "Certificate") of Prudential Real Estate Fund (the "Business Trust"), is being executed as of February 11, 1998, for the purpose of amending the terms of the Certificate, as originally filed in the Office of the Secretary of the State of Delaware on October 24, 1997, to reflect the change in current paragraph FIRST giving the name of the Business Trust.

     NOW, THEREFORE, the undersigned do hereby certify as follows:

     1. The Certificate is hereby amended by changing current paragraph FIRST as follows:

         "FIRST: The name of the Business Trust is Prudential Real Estate
          Securities Fund."

     2. This First Amendment to the Certificate shall become effective immediately.

     3. Except as amended pursuant to the foregoing paragraph, the Certificate is hereby ratified and confirmed in all respects.

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     IN WITNESS WHEREOF, the undersigned, being Trustees of the Business Trust, have duly executed this Amendment to the Certificate as of the day and year first above written.

                                        /s/ Edward D. Beach
                                        ------------------------------
                                        Edward D. Beach

                                        /s/ Delayne Dedrick Gold
                                        ------------------------------
                                        Delayne Dedrick Gold

                                        /s/ Robert F. Gunia
                                        ------------------------------
                                        Robert F. Gunia

                                        /s/ Douglas H. McCorkindale
                                        ------------------------------
                                        Douglas H. McCorkindale

                                        /s/ Mendel A. Melzer
                                        ------------------------------
                                        Mendel A. Melzer

                                        /s/ Thomas T. Mooney
                                        ------------------------------
                                        Thomas T. Mooney

                                        /s/ Stephen P. Munn
                                        ------------------------------
                                        Stephen P. Munn

                                        /s/ Richard A. Redeker
                                        ------------------------------
                                        Richard A. Redeker

                                        /s/ Robin B. Smith
                                        ------------------------------
                                        Robin B. Smith

                                        /s/ Louis A. Weil, III
                                        ------------------------------
                                        Louis A. Weil, III

                                        /s/ Clay T. Whitehead
                                        ------------------------------
                                        Clay T. Whitehead


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